UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
June 9, 2009
Valeant Pharmaceuticals International
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-11397 (Commission File Number)	33-0628076 (IRS Employer Identification No.)
One Enterprise
Alisa Viejo, California 92656
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code:
(949) 461-6000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 1.01 Entry into a Material Definitive Agreement
The information provided in Item 2.03 below is hereby incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 9, 2009, Valeant Pharmaceuticals International (the “Company”) completed its previously announced note offering (the “Offering”) of $365 million principal amount of 8.375% senior notes due 2016 (the “Notes”). The Notes were priced at 96.797% of the principal amount. The Notes were sold in a private placement pursuant to a purchase agreement filed herewith and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
The Notes will mature on June 15, 2016 and will accrue interest at the rate of 8.375% per year. Interest on the Notes will be payable semi-annually in arrears on each June 15 and December 15, commencing on December 15, 2009. The Company may redeem some or all of the Notes at any time prior to June 15, 2012 by paying a make-whole premium, plus accrued and unpaid interest, if any, to the redemption date. At any time prior to June 15, 2012, the Company may use the net cash proceeds of certain equity offerings of capital stock of the Company to redeem up to 35% of the principal amount of the Notes at a redemption price equal to 108.375% of their principal amount plus accrued and unpaid interest, plus liquidated damages, if any, to the redemption date; provided that at least 65% of the aggregate principal amount of notes issued under the indenture described below remain outstanding immediately after such redemption. At any time on or after June 15, 2012, the Company may redeem some or all of the Notes by paying a redemption price expressed as a percentage of the principal amount (104.188% if redeemed during the twelve-month period beginning on June 15, 2012, 102.094% if redeemed during the twelve-month period beginning on June 15, 2013, and 100% if redeemed on or after June 15, 2014), plus accrued and unpaid interest, plus liquidated damages, if any, to the redemption date.
If the Company experiences a change of control, it may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, plus liquidated damages, if any, to but excluding the repurchase date.
The Notes are senior obligations of the Company, and will be unconditionally guaranteed on a senior basis by each of the Company’s present and future U.S. subsidiaries that qualify as restricted subsidiaries under the indenture described in the following paragraph.
The Notes have been issued under an indenture with The Bank of New York Mellon Trust Company, N.A., as trustee. The indenture governing the Notes contains covenants that will limit the ability of the Company and the ability of its restricted subsidiaries to, among other things: incur additional debt; pay dividends or make other distributions, repurchase capital stock, repurchase subordinated debt and make certain investments; create liens; create restrictions on the payment of dividends and other amounts to the Company from restricted subsidiaries; sell assets or merge or consolidate with or into other companies; and engage in transactions with affiliates. If an event of default, as specified in the indenture governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of the Notes may accelerate the maturity of all the Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indenture filed herewith.
Under an exchange and registration rights agreement with the initial purchasers listed therein, the Company is obligated, within 365 days after the issuance of the Notes, to file with United States Securities and Exchange Commission under the Securities Act a registration statement with respect to an offer to exchange the Notes for new notes of the Company having terms substantially identical in all material respects to the Notes (except that the exchange notes will not contain terms with respect to transfer restrictions). If the Company is not able to effect this exchange offer, the Company has agreed to use its reasonable best efforts to file, and cause to become effective, a shelf registration statement relating to resales of the Notes and the Note guarantees. The Company will be obligated to pay liquidated damages consisting of additional interest on the Notes if, within the periods specified in the exchange and registration rights agreement, it does not file the exchange offer registration statement or the shelf registration statement, have the registration statement declared effective, consummate the exchange offer or have the shelf registration statement declared effective, or if, after the shelf registration statement has been declared effective, such registration statement thereafter ceases to be effective or useable (subject to certain exceptions) in connection with resales of notes or exchange notes in accordance with and during the periods specified in the exchange and registration rights agreements.
The descriptions set forth above are qualified in their entirety by the purchase agreement, the indenture and the exchange and registration rights agreement governing the Notes filed herewith as exhibits. The schedules and annexes to the exhibits attached hereto have been omitted. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or annex to the exhibits attached hereto to the Securities and Exchange Commission upon its request.
Item 7.01 Regulation FD Disclosure.
Attached as Exhibit 99.4 hereto is summary historical and adjusted financial data of the Company included in the confidential offering circular relating to the Offering.
The information disclosed under this Item 7.01, including Exhibit 99.4 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Exchange and Registration Rights Agreement, dated as of June 9, 2009, by and among the Company, Goldman, Sachs & Co. and UBS Securities LLC as Representative of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the 8.375% Senior Notes due 2016.

99.2	Indenture, dated as of June 9, 2009, by and among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 8.375% Senior Notes due 2016.

99.3	Purchase Agreement, dated as of June 3, 2009, by and among the Company, the Purchasers named in Schedule I thereto and the Guarantors (as defined therein), relating to the 8.375% Senior Notes due 2016.

99.4	Summary historical and adjusted financial data of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeant Pharmaceuticals International
Date: June 10, 2009	By:	/s/ Peter J. Blott
Peter J. Blott
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Exchange and Registration Rights Agreement, dated as of June 9, 2009, by and among the Company, Goldman, Sachs & Co. and UBS Securities LLC as Representative of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the 8.375% Senior Notes due 2016.

99.2	Indenture, dated as of June 9, 2009, by and among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 8.375% Senior Notes due 2016.

99.3	Purchase Agreement, dated as of June 3, 2009, by and among the Company, the Purchasers named in Schedule I thereto and the Guarantors (as defined therein), relating to the 8.375% Senior Notes due 2016.

99.4	Summary historical and adjusted financial data of the Company.